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                                                                  EXHIBIT 10.9


                                                                   WESTERN SUGAR

Archibald Candy Corporation   September 5, 1996
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BUYER                         DATE
P.O. Box 6939
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STREET
Chicago                       IL                  60680-6939
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CITY                          STATE               ZIP CODE

                                              The Western Sugar Company
                                              1700 Broadway
                                              Suite 1600
CONTRACT# 20907          CUSTOMER PO#  22225  Denver, Colorado 80290-1601
____________________________________________  (303) 830-3939
                                              Fax: (303) 830-3940

This Contract will confirm our agreement whereby THE WESTERN SUGAR COMPANY, hereinafter referred to as "SELLER," agrees to sell to "BUYER", and BUYER agrees to purchase from SELLER 5.000 Cwt. (100 lbs.) of refined sugar. The terms and conditions of this Contract are as follows:

1.   TERM OF CONTRACT         July - September 1997

2.   PRODUCT TYPE             Bulk FG

3.   DELIVERY LOCATION(S)     Chicago, IL

4.   DELIVERY
     Delivery shall be made in approximately equal quantities during the term of this contract.

5.   PRICE
     The price (per 100 Lbs., F.O.B. SELLER'S factories) for each delivery shall be N/A per 100 Lbs. plus:

          a) For type of sugar other than N/A the amount, if any, that SELLER'S list price per 100 lbs. for such grade(s) exceeds the list price of comparably priced bulk extra fine granulated sugar at the time of shipment.

          b)   $32.79 Delivered

6.   FREIGHT
     Freight charges incurred in the delivery of product(s) to BUYER'S location(s) will be paid by the SELLER. BUYER shall reimburse SELLER N/A for freight charges as a portion of the invoiced price. Exceptions to this policy will be made in the case of shipment by BUYER'S truck or shipment on a rail freight collect basis. All rail freight increases during the term of this Contract are understood to be for the account of the BUYER and will be invoiced as such.